UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 500 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2018, CrossAmerica Partners LP (NYSE: CAPL) (“CrossAmerica” or the “Partnership”) issued a press release announcing the financial results for CrossAmerica for the quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Furnished herewith as Exhibit 99.2 are slides that senior management of CrossAmerica will utilize in CrossAmerica’s 2018 first quarter earnings call. The slides are available on the Webcasts & Presentations page of CrossAmerica’s website at www.crossamericapartners.com.

Item 7.01 Regulation FD Disclosure.

On May 7, 2018, the Partnership issued a press release announcing that the Board approved a quarterly distribution of $0.5250 per unit attributable to the first quarter of 2018 (annualized $2.10 per unit), representing a 15.0% decrease compared with the distribution per unit attributable to the first quarter of 2017. The distribution attributable to the first quarter is payable on May 25, 2018 to all unitholders of record on May 18, 2018. A copy of the press release is furnished as Exhibit 99.3 to the Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Regulation FD. The information in Items 2.02 and 7.01 and Exhibits 99.1, 99.2 and 99.3 of Item 9.01 of this report, according to general instruction B.2., shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. By filing this report on Form 8-K and furnishing this information, the Partnership makes no admission as to the materiality of any information in this report that the Partnership chooses to disclose solely because of Regulation FD.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. It is important to note that the Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission (the “SEC”). The Partnership undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Partnership may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated May 7, 2018 regarding CrossAmerica’s earnings
99.2	Investor Presentation Slides of CrossAmerica
99.3	Press Release dated May 7, 2018 regarding the declaration of a distribution

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Giovanna Rueda
	Name:	Giovanna Rueda
	Title:	Director, Legal Affairs and Corporate Secretary

Dated: May 7, 2018